UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-1444

DWS Value Equity Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	02/28

Date of reporting period:	08/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  AUGUST 31, 2008

Semiannual Report to Shareholders

DWS Enhanced S&P 500 Index Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Shareholder Meeting Results

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund may not be able to replicate the S&P 500 Index closely enough to track its performance for several reasons, including the fund's cost to buy and sell securities, the flow of money into and out of the fund, and the potential underperformance of stocks selected. The index is not available for direct investment, and there are no fees or expenses associated with the index's performance. This fund is not sponsored, endorsed, sold, nor promoted by Standard & Poor's®, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio. Derivatives may be more volatile and less liquid than traditional securities and the fund could suffer losses on its derivatives positions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2008

Classes A, B, C and R

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated July 1, 2008 are 1.29%, 2.01%, 1.95% and 1.52% for Class A, Class B, Class C and Class R shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended August 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on July 2, 2001 and for Class R shares prior to its inception on November 3, 2003 are derived from the historical performance of Class S shares of DWS Enhanced S&P 500 Index Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/08
DWS Enhanced S&P 500 Index Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Fund*
Class A	-1.06%	-8.21%	4.26%	6.99%	1.76%
Class B	-1.50%	-8.99%	3.46%	6.15%	.98%
Class C	-1.50%	-8.93%	3.47%	6.19%	.99%
Class R	-1.15%	-8.40%	3.98%	6.72%	1.52%
S&P 500® Index+	-2.57%	-11.14%	3.66%	6.92%	1.52%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on May 17, 1999. Index returns began on May 31, 1999.
Net Asset Value
	Class A	Class B	Class C	Class R
Net Asset Value: 8/31/08	$ 12.14	$ 11.82	$ 11.85	$ 11.99
2/29/08	$ 12.27	$ 12.00	$ 12.03	$ 12.13
Class A Lipper Rankings — Large Cap Core Funds Category as of 8/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	242	of	845	29
3-Year	195	of	712	28
5-Year	196	of	595	33

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Enhanced S&P 500 Index Fund — Class A [] S&P 500 Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/08
DWS Enhanced S&P 500 Index Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$8,652	$10,681	$13,212	$11,084
	Average annual total return	-13.48%	2.22%	5.73%	1.11%
Class B	Growth of $10,000	$8,843	$10,877	$13,377	$10,944
	Average annual total return	-11.57%	2.84%	5.99%	.98%
Class C	Growth of $10,000	$9,107	$11,078	$13,504	$10,957
	Average annual total return	-8.93%	3.47%	6.19%	.99%
Class R	Growth of $10,000	$9,160	$11,243	$13,842	$11,507
	Average annual total return	-8.40%	3.98%	6.72%	1.52%
S&P 500 Index+	Growth of $10,000	$8,886	$11,140	$13,975	$11,493
	Average annual total return	-11.14%	3.66%	6.92%	1.52%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 17, 1999. Index returns began on May 31, 1999.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated July 1, 2008 is 1.00% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended August 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 8/31/08
DWS Enhanced S&P 500 Index Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Fund*
Class S	-.91%	-8.01%	4.53%	7.25%	2.02%
S&P 500 Index+	-2.57%	-11.14%	3.66%	6.92%	1.52%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on May 17, 1999. Index returns began on May 31, 1999.
Net Asset Value
Class S
Net Asset Value: 8/31/08	$ 12.04
2/29/08	$ 12.15
Class S Lipper Rankings — Large Cap Core Funds Category as of 8/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	233	of	845	28
3-Year	170	of	712	24
5-Year	168	of	595	29

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Enhanced S&P 500 Index Fund — Class S [] S&P 500 Index+

Yearly periods ended August 31
Comparative Results as of 8/31/08
DWS Enhanced S&P 500 Index Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$9,199	$11,423	$14,190	$12,046
	Average annual total return	-8.01%	4.53%	7.25%	2.02%
S&P 500 Index+	Growth of $10,000	$8,886	$11,140	$13,975	$11,493
	Average annual total return	-11.14%	3.66%	6.92%	1.52%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 17, 1999. Index returns began on May 31, 1999.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2008 to August 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 3/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/08	$ 989.40	$ 985.00	$ 985.00	$ 988.50	$ 990.90
Expenses Paid per $1,000*	$ 6.12	$ 9.86	$ 9.86	$ 7.37	$ 4.87
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 3/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/08	$ 1,019.06	$ 1,015.27	$ 1,015.27	$ 1,017.80	$ 1,020.32
Expenses Paid per $1,000*	$ 6.21	$ 10.01	$ 10.01	$ 7.48	$ 4.94
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S
DWS Enhanced S&P 500 Index Fund	1.22%	1.97%	1.97%	1.47%	.97%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses the market environment and investment results of DWS Enhanced S&P 500 Index Fund for the six-month period ended August 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe the market environment over the past six months?

A: This was a period of considerable economic uncertainty and significant turmoil throughout the capital markets. By early 2008, what began as a correction in the subprime housing market had accelerated into the worst financial crisis in decades, with profound implications for the entire US economy and related effects on global markets and economies. Financial markets became quite risk-averse, as demonstrated by wider credit spreads, severe dislocation in short-term credit markets and a highly volatile equity market. As 2008 progressed, US markets were faced with additional bad news, including capital and liquidity problems experienced by major financial institutions, increased concern about rising prices for energy and food, higher unemployment, and the possibility of a recession.

In this challenging economic environment, most US equity indices posted negative returns for the six months ended August 31, 2008. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, posted a negative return of -1.55% for the period.1 The large-cap Russell 1000® Index posted a return of -2.36% for the six-month period, while the small-cap Russell 2000® Index returned 8.53%.2 Growth stocks generally performed better than value stocks: the return of the Russell 1000® Growth Index was -.22%, compared with -4.78% for the Russell 1000® Value Index.3

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
3 The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, while the Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

There was considerable variation in returns by sector within the Standard & Poor's 500® (S&P 500) Index over the six-month period.4 Four sectors had positive returns: the strongest was information technology, followed by consumer staples, utilities and health care. The weakest sector by far was financials, down more than 15%.

4 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform during this period?

A: DWS Enhanced S&P 500 Index Fund (Class A shares) produced a total return of -1.06% for the six months ended August 31, 2008. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.) The fund's return was above that of its benchmark, the S&P 500, which returned -2.57%, and the average of its Lipper peer group of Large-Cap Core Funds, which was -2.58%.5

5 The Lipper Large-Cap Core Funds category is an unmanaged group of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities in the S&P SuperComposite 1500 Index. Large-Cap Core funds have wide latitude in the companies in which they invest. These funds normally will have an average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure that compares with the US diversified large-cap funds universe average. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: Will you describe the fund's current investment process?

A: We use a proprietary model that is designed to help the fund outperform the S&P 500 over the long term. The model ranks the stocks in the index based on a series of factors including fair market multiple, ratio of price to cash flow, magnitude and breadth of earnings revisions, change in long-term price momentum and beta.6 The lowest-ranking stocks are generally excluded from the portfolio, and other low-ranking stocks are underweighted. For example, if our model indicates a stock that makes up 1% of the S&P 500 Index is likely to underperform, we will invest less than 1% of the fund's assets in the stock.7

6 The fair market multiple factor is derived from market earnings growth, debt-to-equity and return on equity relative to the stock's price-earnings ratio. Beta is a measurement of a stock's sensitivity to broad market movement.
7 "Underweight" means a fund holds a lower weighting in a given stock than the benchmark index. "Overweight" means a fund holds a higher weighting than the benchmark index.

Naturally, holding an underweight position in some of the stocks in the index means we have extra cash to invest. We invest the excess cash in other stocks so that the fund's fundamental characteristics are very close to the index. This means that the allocation among industries, the average market value of stocks in the portfolio, the growth and value orientation of holdings, and the risk profile are similar to those of the index.

In order to make sure the S&P 500 reflects the large-capitalization market as a whole, Standard & Poor's Corporation, creator of the index, changes the stocks included in the index from time to time and also adjusts the weights of the component stocks. The portfolio is rebalanced periodically to reflect these changes in the index that serves as its benchmark. As stocks are added to the index, we apply our model to determine what weight to assign; if information is inadequate for the model to be applicable, we generally adopt a market weight. (See Note G. in the Notes to Financial Statements section of this report for proposed changes to the fund's investment process.)

Q: What investment decisions had the greatest impact on performance over the last year?

A: Among the holdings that made the greatest contributions to absolute returns during this period were three companies that have reached agreements to be acquired: Safeco Corp., Anheuser-Busch Companies, Inc. and Electronic Data Systems Corporation.* Many of the stocks that detracted from returns were in the financial sector; these include Washington Mutual, Inc.* and National City Corp.

* Not held in the portfolio as of August 31, 2008.

The nature of our investment process means that approximately 90% of the difference between the fund's performance and the return of the index will result from stock selection. Because a significant focus of the model is on identifying those stocks likely to perform poorly, underweight decisions are often important to performance. This was the case over the last six months, when underweights in Merrill Lynch & Co. Inc.*, Wachovia Corp., Freddie Mac* and Lehman Brothers Holdings, Inc.* contributed to performance versus the benchmark. Overweight positions that contributed to the fund's performance relative to the S&P 500 include railroad CSX Corp. Overweight positions that detracted from relative performance include semiconductor manufacturer Micron Technology, Inc. and petroleum refiner Sunoco, Inc.*

* Not held in the portfolio as of August 31, 2008.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	8/31/08	2/29/08

Common Stocks	97%	99%
Cash Equivalents	3%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	8/31/08	2/29/08

Information Technology	15%	14%
Energy	14%	15%
Financials	13%	14%
Consumer Staples	13%	12%
Health Care	12%	13%
Industrials	12%	12%
Consumer Discretionary	8%	7%
Utilities	5%	5%
Materials	5%	5%
Telecommunication Services	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings August 31, 2008 (18.5% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	3.6%
2. General Electric Co. Manufactures, distributes and markets electrical devices	2.2%
3. Procter & Gamble Co. Manufacturer of diversified consumer products	1.8%
4. Microsoft Corp. Developer of computer software	1.8%
5. Johnson & Johnson Provider of health care products	1.8%
6. AT&T, Inc. Provider of communications services	1.7%
7. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	1.6%
8. International Business Machines Corp. Manufacturer of computers and provider of information processing services	1.5%
9. Wal-Mart Stores, Inc. Operator of discount stores	1.3%
10. ConocoPhillips Producer of petroleum and other natural gases	1.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Investment Portfolio as of August 31, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 97.3%
Consumer Discretionary 7.9%
Auto Components 0.3%
Johnson Controls, Inc.	7,500	231,900
Automobiles 0.2%
Ford Motor Co.* (a)	34,250	152,755
Distributors 0.2%
Genuine Parts Co.	2,900	123,018
Diversified Consumer Services 0.4%
Apollo Group, Inc. "A"*	1,800	114,624
H&R Block, Inc.	9,804	250,394
		365,018
Hotels Restaurants & Leisure 1.3%
Darden Restaurants, Inc.	5,600	164,024
McDonald's Corp.	10,408	645,817
Starwood Hotels & Resorts Worldwide, Inc.	200	7,250
Wyndham Worldwide Corp.	4,100	79,048
Yum! Brands, Inc.	4,400	156,992
		1,053,131
Household Durables 0.4%
Black & Decker Corp.	100	6,325
Leggett & Platt, Inc.	400	8,924
Lennar Corp. "A"	11,100	145,965
Snap-on, Inc.	600	34,212
Whirlpool Corp.	1,700	138,312
		333,738
Internet & Catalog Retail 0.1%
Expedia, Inc.*	5,400	95,364
Leisure Equipment & Products 0.0%
Hasbro, Inc.	200	7,480
Media 1.5%
CBS Corp. "B"	6,500	105,170
Comcast Corp. "A"	13,400	283,812
E.W. Scripps Co. "A"	466	3,388
Gannett Co., Inc.	5,417	96,368
Interpublic Group of Companies, Inc.*	1,000	9,400
New York Times Co. "A" (a)	2,300	29,877
News Corp. "A"	6,900	97,704
Omnicom Group, Inc.	1,700	72,063
Scripps Networks Interactive "A"*	1,400	58,156
Viacom, Inc. "B"*	5,600	165,088
Walt Disney Co.	9,000	291,150
		1,212,176
Multiline Retail 0.9%
Big Lots, Inc.*	1,700	50,269
Family Dollar Stores, Inc.	4,600	114,632
J.C. Penney Co., Inc.	3,100	120,807
Kohl's Corp.*	3,700	181,929
Sears Holdings Corp.* (a)	800	73,560
Target Corp.	2,800	148,456
		689,653
Specialty Retail 1.7%
Abercrombie & Fitch Co. "A"	500	26,225
AutoNation, Inc.*	600	6,810
AutoZone, Inc.*	1,200	164,676
Bed Bath & Beyond, Inc.*	200	6,132
Best Buy Co., Inc.	2,900	129,833
GameStop Corp. "A"*	900	39,483
Home Depot, Inc.	6,000	162,720
Limited Brands, Inc.	900	18,720
Office Depot, Inc.*	11,300	79,552
OfficeMax, Inc.	7,100	86,904
RadioShack Corp.	10,900	207,209
Staples, Inc.	1,500	36,300
The Gap, Inc.	9,300	180,885
Tiffany & Co.	200	8,834
TJX Companies, Inc.	6,300	228,312
		1,382,595
Textiles, Apparel & Luxury Goods 0.9%
Coach, Inc.*	2,000	57,980
Jones Apparel Group, Inc.	7,500	148,950
NIKE, Inc. "B"	5,018	304,141
Polo Ralph Lauren Corp.	200	15,176
VF Corp.	2,700	213,975
		740,222
Consumer Staples 12.2%
Beverages 2.8%
Anheuser-Busch Companies, Inc.	3,564	241,853
Brown-Forman Corp. "B"	1,600	115,216
Coca-Cola Co.	15,239	793,495
Molson Coors Brewing Co. "B"	3,200	152,480
Pepsi Bottling Group, Inc.	3,600	106,488
PepsiCo, Inc.	12,305	842,646
		2,252,178
Food & Staples Retailing 2.7%
Costco Wholesale Corp.	2,200	147,532
CVS Caremark Corp.	6,300	230,580
Kroger Co.	6,600	182,292
Safeway, Inc.	8,244	217,147
Sysco Corp.	2,300	73,209
Wal-Mart Stores, Inc.	18,388	1,086,179
Walgreen Co.	6,900	251,367
		2,188,306
Food Products 2.6%
Archer-Daniels-Midland Co.	4,300	109,478
Campbell Soup Co.	6,200	228,222
ConAgra Foods, Inc.	7,900	168,033
Dean Foods Co.*	2,500	62,925
General Mills, Inc.	4,884	323,223
H.J. Heinz Co.	5,400	271,728
Kellogg Co.	1,100	59,884
Kraft Foods, Inc. "A"	13,519	425,984
McCormick & Co., Inc.	2,200	88,990
Sara Lee Corp.	9,100	122,850
Tyson Foods, Inc. "A"	1,900	27,588
Wm. Wrigley Jr. Co.	2,100	166,908
		2,055,813
Household Products 2.5%
Clorox Co.	1,000	59,100
Colgate-Palmolive Co.	1,900	144,457
Kimberly-Clark Corp.	5,406	333,442
Procter & Gamble Co.	21,187	1,478,217
		2,015,216
Personal Products 0.2%
Avon Products, Inc.	1,400	59,962
Estee Lauder Companies, Inc. "A"	1,900	94,563
		154,525
Tobacco 1.4%
Altria Group, Inc.	15,503	326,028
Philip Morris International, Inc.	14,403	773,441
UST, Inc.	1,100	58,949
		1,158,418
Energy 13.9%
Energy Equipment & Services 3.0%
Baker Hughes, Inc.	900	72,009
BJ Services Co.	4,000	107,400
ENSCO International, Inc.	2,200	149,116
Halliburton Co.	4,600	202,124
Nabors Industries Ltd.*	4,100	145,960
National-Oilwell Varco, Inc.*	2,900	213,817
Noble Corp.	3,400	170,986
Rowan Companies, Inc.	2,500	92,350
Schlumberger Ltd.	6,741	635,137
Smith International, Inc.	2,900	202,130
Transocean, Inc.*	1,249	158,873
Weatherford International Ltd.*	7,200	277,776
		2,427,678
Oil, Gas & Consumable Fuels 10.9%
Anadarko Petroleum Corp.	5,282	326,058
Apache Corp.	3,486	398,729
Chesapeake Energy Corp.	6,289	304,388
Chevron Corp.	15,100	1,303,432
ConocoPhillips	11,977	988,222
CONSOL Energy, Inc.	3,000	203,130
Devon Energy Corp.	4,392	448,203
El Paso Corp.	5,600	93,856
EOG Resources, Inc.	2,300	240,166
ExxonMobil Corp. (a)	36,179	2,894,682
Hess Corp.	2,200	230,362
Marathon Oil Corp.	5,108	230,217
Murphy Oil Corp.	2,400	188,472
Noble Energy, Inc.	300	21,519
Occidental Petroleum Corp.	7,400	587,264
Peabody Energy Corp.	600	37,770
Range Resources Corp.	400	18,568
Spectra Energy Corp.	5,400	142,884
XTO Energy, Inc.	2,925	147,449
		8,805,371
Financials 12.9%
Capital Markets 2.1%
Ameriprise Financial, Inc.	4,316	194,004
Bank of New York Mellon Corp.	7,452	257,914
Charles Schwab Corp.	12,000	287,880
Federated Investors, Inc. "B"	4,300	143,792
Franklin Resources, Inc.	1,600	167,200
Morgan Stanley	3,416	139,475
Northern Trust Corp.	400	32,156
State Street Corp.	400	27,068
T. Rowe Price Group, Inc.	3,300	195,888
The Goldman Sachs Group, Inc.	1,670	273,830
		1,719,207
Commercial Banks 2.6%
BB&T Corp.	1,900	57,000
Comerica, Inc.	3,600	101,124
M&T Bank Corp.	1,200	85,608
Marshall & Ilsley Corp.	6,800	104,720
National City Corp. (a)	40,600	204,624
Regions Financial Corp.	15,100	139,977
US Bancorp.	7,100	226,206
Wachovia Corp.	22,465	356,969
Wells Fargo & Co.	26,067	789,048
Zions Bancorp.	1,300	34,892
		2,100,168
Consumer Finance 0.2%
Discover Financial Services	10,501	172,742
Diversified Financial Services 2.6%
Bank of America Corp.	28,872	899,074
Citigroup, Inc.	27,553	523,231
JPMorgan Chase & Co.	13,144	505,913
Moody's Corp. (a)	4,300	174,838
		2,103,056
Insurance 4.8%
ACE Ltd.	3,400	178,874
Aflac, Inc.	5,700	323,190
Allstate Corp.	7,097	320,287
American International Group, Inc.	13,733	295,122
Assurant, Inc.	1,500	87,645
Chubb Corp.	5,800	278,458
Cincinnati Financial Corp.	3,620	107,297
Genworth Financial, Inc. "A"	8,800	141,240
Hartford Financial Services Group, Inc.	4,100	258,628
Loews Corp.	2,600	112,918
Marsh & McLennan Companies, Inc.	2,800	89,404
MetLife, Inc.	6,720	364,224
Principal Financial Group, Inc.	4,568	209,169
Progressive Corp.	7,100	131,137
Prudential Financial, Inc.	607	44,742
Safeco Corp.	3,200	216,320
The Travelers Companies, Inc.	6,700	295,872
Torchmark Corp.	3,300	197,142
Unum Group (a)	9,300	236,313
		3,887,982
Real Estate Investment Trusts 0.4%
Apartment Investment & Management Co. "A" (REIT)	4,743	168,092
Equity Residential (REIT)	200	8,440
HCP, Inc. (REIT)	200	7,244
Kimco Realty Corp. (REIT)	200	7,428
ProLogis (REIT)	1,700	73,202
Public Storage (REIT)	400	35,328
Simon Property Group, Inc. (REIT)	100	9,488
		309,222
Thrifts & Mortgage Finance 0.2%
Hudson City Bancorp., Inc.	700	12,908
MGIC Investment Corp. (a)	15,900	133,719
		146,627
Health Care 11.9%
Biotechnology 1.0%
Amgen, Inc.*	5,600	351,960
Biogen Idec, Inc.*	2,800	142,604
Genzyme Corp.*	300	23,490
Gilead Sciences, Inc.*	5,700	300,276
		818,330
Health Care Equipment & Supplies 2.1%
Baxter International, Inc.	6,807	461,242
Becton, Dickinson & Co.	2,900	253,402
Boston Scientific Corp.*	400	5,024
C.R. Bard, Inc.	700	65,415
Covidien Ltd.	4,300	232,501
Hospira, Inc.*	1,400	56,504
Medtronic, Inc.	7,200	393,120
St. Jude Medical, Inc.*	4,200	192,486
Varian Medical Systems, Inc.*	400	25,264
		1,684,958
Health Care Providers & Services 2.3%
Aetna, Inc.	3,700	159,618
AmerisourceBergen Corp.	500	20,505
Cardinal Health, Inc.	1,300	71,474
Coventry Health Care, Inc.*	2,300	80,546
Express Scripts, Inc.*	2,100	154,161
Humana, Inc.*	1,800	83,520
Laboratory Corp. of America Holdings*	2,972	217,402
McKesson Corp.	2,700	156,006
Medco Health Solutions, Inc.*	3,800	178,030
Quest Diagnostics, Inc.	2,600	140,530
Tenet Healthcare Corp.*	7,600	45,828
UnitedHealth Group, Inc.	11,224	341,771
WellPoint, Inc.*	4,200	221,718
		1,871,109
Health Care Technology 0.1%
IMS Health, Inc.	1,500	33,330
Life Sciences Tools & Services 0.1%
Applied Biosystems, Inc.	2,400	87,576
Thermo Fisher Scientific, Inc.*	100	6,056
		93,632
Pharmaceuticals 6.3%
Abbott Laboratories	12,404	712,362
Barr Pharmaceuticals, Inc.*	1,300	87,802
Bristol-Myers Squibb Co.	14,524	309,942
Eli Lilly & Co.	5,500	256,575
Forest Laboratories, Inc.*	1,500	53,535
Johnson & Johnson	20,508	1,444,378
King Pharmaceuticals, Inc.*	10,800	123,552
Merck & Co., Inc.	16,713	596,153
Pfizer, Inc.	49,866	952,939
Schering-Plough Corp.	11,630	225,622
Watson Pharmaceuticals, Inc.*	900	27,279
Wyeth	6,600	285,648
		5,075,787
Industrials 11.4%
Aerospace & Defense 3.7%
Boeing Co.	3,207	210,251
General Dynamics Corp.	4,631	427,441
Goodrich Corp.	2,300	117,875
Honeywell International, Inc.	7,300	366,241
L-3 Communications Holdings, Inc.	1,500	155,910
Lockheed Martin Corp.	3,630	422,677
Northrop Grumman Corp.	4,400	302,940
Raytheon Co.	5,161	309,609
Rockwell Collins, Inc.	2,200	115,698
United Technologies Corp.	8,304	544,659
		2,973,301
Air Freight & Logistics 0.6%
C.H. Robinson Worldwide, Inc.	700	36,477
Expeditors International of Washington, Inc.	800	28,872
FedEx Corp.	400	33,128
United Parcel Service, Inc. "B"	5,913	379,141
		477,618
Airlines 0.1%
Southwest Airlines Co.	5,100	77,673
Building Products 0.0%
Masco Corp.	1,000	19,060
Commercial Services & Supplies 0.1%
Cintas Corp.	1,000	30,800
Waste Management, Inc.	2,400	84,432
		115,232
Construction & Engineering 0.1%
Fluor Corp.	200	16,026
Jacobs Engineering Group, Inc.*	500	36,910
		52,936
Electrical Equipment 0.4%
Cooper Industries Ltd. "A"	3,100	147,684
Emerson Electric Co.	2,700	126,360
Rockwell Automation, Inc.	1,300	61,373
		335,417
Industrial Conglomerates 3.1%
3M Co.	6,399	458,169
General Electric Co.	63,313	1,779,095
Textron, Inc.	1,300	53,430
Tyco International Ltd.	4,500	192,960
		2,483,654
Machinery 1.9%
Caterpillar, Inc.	3,100	219,263
Cummins, Inc.	3,820	248,911
Danaher Corp.	3,729	304,175
Deere & Co.	900	63,513
Eaton Corp.	1,900	139,042
Illinois Tool Works, Inc.	6,100	302,621
Ingersoll-Rand Co., Ltd. "A"	928	34,271
Pall Corp.	100	4,061
Parker Hannifin Corp.	3,200	205,024
Terex Corp.*	100	5,029
		1,525,910
Road & Rail 1.1%
Burlington Northern Santa Fe Corp.	600	64,440
CSX Corp.	5,200	336,336
Norfolk Southern Corp.	500	36,765
Ryder System, Inc.	100	6,452
Union Pacific Corp.	5,642	473,364
		917,357
Trading Companies & Distributors 0.3%
W.W. Grainger, Inc.	2,300	207,069
Information Technology 14.5%
Communications Equipment 1.9%
Cisco Systems, Inc.*	35,052	843,001
Corning, Inc.	5,600	115,024
QUALCOMM, Inc.	10,228	538,504
		1,496,529
Computers & Peripherals 4.5%
Apple, Inc.*	5,138	871,045
Dell, Inc.*	20,300	441,119
Hewlett-Packard Co.	17,696	830,296
International Business Machines Corp.	10,013	1,218,883
Lexmark International, Inc. "A"*	1,900	68,343
NetApp, Inc.*	3,600	91,728
QLogic Corp.*	3,100	57,908
Teradata Corp.*	2,800	68,796
		3,648,118
Electronic Equipment, Instruments & Components 0.5%
Agilent Technologies, Inc.*	300	10,428
Jabil Circuit, Inc.	11,900	200,634
Tyco Electronics Ltd.	4,900	161,259
		372,321
Internet Software & Services 0.7%
Google, Inc. "A"*	1,249	578,649
IT Services 1.0%
Affiliated Computer Services, Inc. "A"*	2,500	133,100
Automatic Data Processing, Inc.	3,500	155,330
Computer Sciences Corp.*	2,600	122,278
Convergys Corp.*	400	5,900
Fidelity National Information Services, Inc.	3,200	69,920
Lender Processing Services, Inc.*	1,600	53,280
Total System Services, Inc.	4,193	83,525
Western Union Co.	5,400	149,148
		772,481
Office Electronics 0.0%
Xerox Corp.	2,500	34,825
Semiconductors & Semiconductor Equipment 2.7%
Altera Corp.	2,300	52,072
Analog Devices, Inc.	200	5,592
Applied Materials, Inc.	400	7,168
Broadcom Corp. "A"*	8,800	211,728
Intel Corp.	43,194	987,847
Linear Technology Corp.	200	6,528
LSI Corp.*	26,600	176,890
Microchip Technology, Inc.	1,200	38,412
Micron Technology, Inc.*	25,300	107,272
National Semiconductor Corp.	5,200	111,436
Teradyne, Inc.*	10,200	95,166
Texas Instruments, Inc.	14,400	352,944
Xilinx, Inc.	1,900	49,362
		2,202,417
Software 3.2%
Autodesk, Inc.*	3,400	120,802
BMC Software, Inc.*	100	3,256
CA, Inc.	200	4,782
Compuware Corp.*	5,900	67,437
Intuit, Inc.*	5,300	159,371
Microsoft Corp.	53,070	1,448,280
Oracle Corp.*	24,899	546,035
Symantec Corp.*	11,400	254,334
		2,604,297
Materials 4.3%
Chemicals 2.9%
Air Products & Chemicals, Inc.	2,000	183,700
Dow Chemical Co.	8,600	293,518
E.I. du Pont de Nemours & Co.	7,587	337,166
Eastman Chemical Co.	1,300	78,416
Ecolab, Inc.	1,400	64,036
Hercules, Inc.	7,100	153,005
Monsanto Co.	2,900	331,325
PPG Industries, Inc.	3,500	220,010
Praxair, Inc.	2,700	242,568
Rohm & Haas Co.	2,700	202,635
Sigma-Aldrich Corp.	3,700	210,012
		2,316,391
Containers & Packaging 0.2%
Ball Corp.	2,700	123,984
Bemis Co., Inc.	1,200	33,504
		157,488
Metals & Mining 1.2%
Alcoa, Inc.	9,400	302,022
Freeport-McMoRan Copper & Gold, Inc.	3,466	309,583
Newmont Mining Corp.	2,000	90,200
Nucor Corp.	1,500	78,750
United States Steel Corp.	1,663	221,296
		1,001,851
Telecommunication Services 3.0%
Diversified Telecommunication Services 3.0%
AT&T, Inc.	42,196	1,349,850
CenturyTel, Inc.	800	30,904
Embarq Corp.	3,166	149,309
Qwest Communications International, Inc. (a)	29,100	109,998
Verizon Communications, Inc.	18,758	658,781
Windstream Corp.	11,300	140,346
		2,439,188
Wireless Telecommunication Services 0.0%
American Tower Corp. "A"*	100	4,133
Utilities 5.3%
Electric Utilities 3.0%
American Electric Power Co., Inc.	6,392	249,544
Duke Energy Corp.	9,500	165,680
Edison International	2,400	110,208
Entergy Corp.	2,695	278,636
Exelon Corp.	4,300	326,628
FirstEnergy Corp.	4,171	302,981
FPL Group, Inc.	4,654	279,519
Pepco Holdings, Inc.	800	20,280
Pinnacle West Capital Corp.	500	17,595
PPL Corp.	3,900	170,703
Progress Energy, Inc.	5,500	240,240
Southern Co.	7,653	287,064
		2,449,078
Gas Utilities 0.4%
Nicor, Inc.	4,300	197,327
Questar Corp.	2,200	114,158
		311,485
Independent Power Producers & Energy Traders 0.3%
Constellation Energy Group, Inc.	3,100	206,801
Multi-Utilities 1.6%
CenterPoint Energy, Inc.	11,500	182,620
CMS Energy Corp.	8,100	109,917
Consolidated Edison, Inc.	5,700	233,130
Dominion Resources, Inc.	4,000	174,120
DTE Energy Co.	2,900	122,264
Integrys Energy Group, Inc.	1,500	78,405
NiSource, Inc.	1,300	21,424
Public Service Enterprise Group, Inc.	3,400	138,618
Sempra Energy	800	46,336
TECO Energy, Inc.	7,800	139,152
Xcel Energy, Inc.	1,100	22,561
		1,268,547
Total Common Stocks (Cost $65,140,434)		78,510,531
	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.1%
US Treasury Obligation
US Treasury Bill, 2.06%**, 12/4/2008 (b) (Cost $134,318)	135,000	134,409
	Shares	Value ($)

Securities Lending Collateral 3.4%
Daily Assets Fund Institutional, 2.65% (c) (d) (Cost $2,723,820)	2,723,820	2,723,820

Cash Equivalents 2.5%
Cash Management QP Trust, 2.44% (c) (Cost $2,000,266)	2,000,266	2,000,266
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $69,998,838)+	103.3	83,369,026
Other Assets and Liabilities, Net	(3.3)	(2,700,086)
Net Assets	100.0	80,668,940
* Non-income producing security.
** Annualized yield at time of purchase: not a coupon rate.
+ The cost for federal income tax purposes was $71,381,837. At August 31, 2008, net unrealized appreciation for all securities based on tax cost was $11,987,189. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $17,950,227 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,963,038.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at August 31, 2008 amounted to $2,627,862, which is 3.3% of net assets.
(b) At August 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
REIT: Real Estate Investment Trust

At August 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P Mini 500 Index	9/19/2008	33	2,066,371	2,116,290	49,919

Fair Value Measurements

The following is a summary of the inputs used as of August 31, 2008 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the tables below, please refer to the Security Valuation section of Note A. in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 83,234,617	$ 49,919
Level 2	134,409	—
Level 3	—	—
Total	$ 83,369,026	$ 49,919
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as future contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $65,274,752) — including $2,627,862 of securities loaned	$ 78,644,940
Investment in Daily Assets Fund Institutional (cost $2,723,820)*	2,723,820
Investment in Cash Management QP Trust (cost $2,000,266)	2,000,266
Total investments, at value (cost $69,998,838)	83,369,026
Cash	3,344
Foreign currency, at value (cost $479)	461
Receivable for Fund shares sold	10,356
Dividends receivable	200,616
Interest receivable	6,946
Other assets	37,625
Total assets	83,628,374
Liabilities
Payable for upon return of securities loaned	2,723,820
Payable for Fund shares redeemed	23,737
Payable for daily variation margin on open futures contracts	25,575
Accrued management fee	31,927
Other accrued expenses and payables	154,375
Total liabilities	2,959,434
Net assets, at value	$ 80,668,940
Net Assets Consist of
Undistributed net investment income	410,487
Net unrealized appreciation (depreciation) on: Investments	13,370,188
Futures	49,919
Foreign currency	(18)
Accumulated net realized gain (loss)	(1,914,782)
Paid-in capital	68,753,146
Net assets, at value	$ 80,668,940
* Represent collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($29,413,521 ÷ 2,423,254 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.14
Maximum offering price per share (100 ÷ 94.25 of $12.14)	$ 12.88

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,381,396 ÷ 539,685 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.82

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,737,351 ÷ 568,326 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.85
Class R Net Asset Value, offering and redemption price(a) per share ($1,732,599 ÷ 144,473 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.99
Class S Net Asset Value, offering and redemption price(a) per share ($36,404,073 ÷ 3,024,160 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.04
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended August 31, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $68)	$ 922,188
Interest — Cash Management QP Trust	8,745
Interest	1,731
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	10,654
Total Income	943,318
Expenses: Management fee	178,051
Administration fee	42,904
Services to shareholders	117,042
Distribution and service fees	116,223
Custodian fee	6,739
Professional fees	34,245
Trustees' fees and expenses	2,890
Reports to shareholders	33,634
Registration fees	29,018
Other	11,399
Total expenses before expense reductions	572,145
Expense reductions	(38,451)
Total expenses after expense reductions	533,694
Net investment income (loss)	409,624
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	681,034
Futures	(80,665)
600,369
Change in net unrealized appreciation (depreciation) on: Investments	(1,860,696)
Futures	59,427
Foreign currency	(26)
(1,801,295)
Net gain (loss)	(1,200,926)
Net increase (decrease) in net assets resulting from operations	$ (791,302)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended August 31, 2008 (Unaudited)	Year Ended February 29, 2008
Operations: Net investment income (loss)	$ 409,624	$ 739,794
Net realized gain (loss)	600,369	4,020,454
Change in net unrealized appreciation (depreciation)	(1,801,295)	(6,180,821)
Net increase (decrease) in net assets resulting from operations	(791,302)	(1,420,573)
Distributions to shareholders from: Net investment income: Class A	—	(212,118)
Class B	—	(3,311)
Class C	—	(6,178)
Class R	—	(5,746)
Class S	—	(478,807)
Net realized gains: Class A	—	(2,796,535)
Class B	—	(921,367)
Class C	—	(717,144)
Class R	—	(150,552)
Class S	—	(3,621,685)
Tax return of capital: Class A	—	(43,288)
Class B	—	(14,262)
Class C	—	(11,101)
Class R	—	(2,330)
Class S	—	(56,060)
Total distributions	—	(9,040,484)
Fund share transactions: Proceeds from shares sold	6,973,521	16,126,033
Reinvestment of distributions	—	8,688,804
Cost of shares redeemed	(12,685,783)	(28,595,078)
Redemption fees	137	76
Net increase (decrease) in net assets from Fund share transactions	(5,712,125)	(3,780,165)
Increase (decrease) in net assets	(6,503,427)	(14,241,222)
Net assets at beginning of period	87,172,367	101,413,589
Net assets at end of period (including undistributed net investment income of $410,487 and $863, respectively)	$ 80,668,940	$ 87,172,367

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended February 28,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.27	$ 13.79	$ 12.80	$ 12.04	$ 11.30	$ 8.38
Income (loss) from investment operations: Net investment income (loss)[b]	.06	.10	.10[e]	.08	.09	.07
Net realized and unrealized gain (loss)	(.19)	(.33)	1.36	.76	.73	2.92
Total from investment operations	(.13)	(.23)	1.46	.84	.82	2.99
Less distributions from: Net investment income	—	(.09)	(.09)	(.08)	(.08)	(.07)
Net realized gains	—	(1.18)	(.38)	—	—	—
Tax return of capital	—	(.02)	—	—	—	—
Total distributions	—	(1.29)	(.47)	(.08)	(.08)	(.07)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 12.14	$ 12.27	$ 13.79	$ 12.80	$ 12.04	$ 11.30
Total Return (%)[c]	(1.06)d**	(2.46)[d]	11.39[d,e]	6.98[d]	7.28[d]	35.70
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	32	34	34	37	27
Ratio of expenses before expense reductions (%)	1.33*	1.29	1.35	1.36	1.27	1.04
Ratio of expenses after expense reductions (%)	1.22*	1.27	1.32	1.25	1.22	1.04
Ratio of net investment income (loss) (%)	.98*	.75	.76[e]	.66	.84	.73
Portfolio turnover rate (%)	7**	51	81	85	64	65
[a] For the six months ended August 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended February 28,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.00	$ 13.52	$ 12.60	$ 11.89	$ 11.20	$ 8.33
Income (loss) from investment operations: Net investment income (loss)[b]	.02	.01	.01[e]	(.01)	.01	(.01)
Net realized and unrealized gain (loss)	(.20)	(.33)	1.32	.74	.71	2.90
Total from investment operations	(.18)	(.32)	1.33	.73	.72	2.89
Less distributions from: Net investment income	—	(.00)***	(.03)	(.02)	(.03)	(.02)
Net realized gains	—	(1.18)	(.38)	—	—	—
Tax return of capital	—	(.02)	—	—	—	—
Total distributions	—	(1.20)	(.41)	(.02)	(.03)	(.02)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 11.82	$ 12.00	$ 13.52	$ 12.60	$ 11.89	$ 11.20
Total Return (%)[c]	(1.50)d**	(3.10)[d]	10.49[d,e]	6.16[d]	6.47[d]	34.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	9	12	13	15	19
Ratio of expenses before expense reductions (%)	2.08*	2.01	2.10	2.10	2.00	1.84
Ratio of expenses after expense reductions (%)	1.97*	1.99	2.07	2.00	1.99	1.84
Ratio of net investment income (loss) (%)	.23*	.02	.01[e]	(.09)	.07	(.07)
Portfolio turnover rate (%)	7**	51	81	85	64	65
[a] For the six months ended August 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended February 28,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.03	$ 13.55	$ 12.63	$ 11.92	$ 11.21	$ 8.34
Income (loss) from investment operations: Net investment income (loss)[b]	.02	.01	.01[e]	(.01)	.01	(.01)
Net realized and unrealized gain (loss)	(.20)	(.32)	1.32	.74	.73	2.90
Total from investment operations	(.18)	(.31)	1.33	.73	.74	2.89
Less distributions from: Net investment income	—	(.01)	(.03)	(.02)	(.03)	(.02)
Net realized gains	—	(1.18)	(.38)	—	—	—
Tax return of capital	—	(.02)	—	—	—	—
Total distributions	—	(1.21)	(.41)	(.02)	(.03)	(.02)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 11.85	$ 12.03	$ 13.55	$ 12.63	$ 11.92	$ 11.21
Total Return (%)[c]	(1.50)d**	(3.06)	10.48[d,e]	6.15[d]	6.64	34.62
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	7	8	9	13	11
Ratio of expenses before expense reductions (%)	2.00*	1.95	2.04	2.02	1.94	1.81
Ratio of expenses after expense reductions (%)	1.97*	1.95	2.03	1.99	1.94	1.81
Ratio of net investment income (loss) (%)	.23*	.06	.05[e]	(.08)	.12	(.04)
Portfolio turnover rate (%)	7**	51	81	85	64	65
[a] For the six months ended August 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class R Years Ended February 28,	2008[a]	2008	2007	2006	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.13	$ 13.64	$ 12.69	$ 11.94	$ 11.22	$ 10.47
Income (loss) from investment operations: Net investment income (loss)[c]	.05	.07	.07[e]	.05	.07	.04
Net realized and unrealized gain (loss)	(.19)	(.34)	1.33	.76	.72	.74
Total from investment operations	(.14)	(.27)	1.40	.81	.79	.78
Less distributions from: Net investment income	—	(.04)	(.07)	(.06)	(.07)	(.03)
Net realized gains	—	(1.18)	(.38)	—	—	—
Tax return of capital	—	(.02)	—	—	—	—
Total distributions	—	(1.24)	(.45)	(.06)	(.07)	(.03)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 11.99	$ 12.13	$ 13.64	$ 12.69	$ 11.94	$ 11.22
Total Return (%)	(1.15)d**	(2.66)	10.93[e]	6.76[d]	7.09[d]	7.49**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	1	3	2	1
Ratio of expenses before expense reductions (%)	1.71*	1.52	1.57	1.60	1.52	1.02*
Ratio of expenses after expense reductions (%)	1.47*	1.52	1.57	1.51	1.46	1.02*
Ratio of net investment income (loss) (%)	.73*	.49	.51[e]	.40	.60	1.09*
Portfolio turnover rate (%)	7**	51	81	85	64	65
[a] For the six months ended August 31, 2008 (Unaudited).
[b] For the period from November 3, 2003 (commencement of operations of Class R shares) to February 29, 2004.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended February 28,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.15	$ 13.69	$ 12.70	$ 11.94	$ 11.20	$ 8.30
Income (loss) from investment operations: Net investment income (loss)[b]	.08	.15	.14[d]	.11	.12	.10
Net realized and unrealized gain (loss)	(.19)	(.33)	1.35	.75	.73	2.89
Total from investment operations	(.11)	(.18)	1.49	.86	.85	2.99
Less distributions from: Net investment income	—	(.16)	(.12)	(.10)	(.11)	(.09)
Net realized gains	—	(1.18)	(.38)	—	—	—
Tax return of capital	—	(.02)	—	—	—	—
Total distributions	—	(1.36)	(.50)	(.10)	(.11)	(.09)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 12.04	$ 12.15	$ 13.69	$ 12.70	$ 11.94	$ 11.20
Total Return (%)	(.91)c**	(2.15)[c]	11.66[c,d]	7.20[c]	7.56[c]	35.97
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36	38	46	36	38	39
Ratio of expenses before expense reductions (%)	1.04*	1.00	1.09	1.13	1.01	.77
Ratio of expenses after expense reductions (%)	.97*	.97	1.03	1.01	.98	.77
Ratio of net investment income (loss) (%)	1.23*	1.04	1.05[d]	.90	1.08	1.00
Portfolio turnover rate (%)	7**	51	81	85	64	65
[a] For the six months ended August 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Enhanced S&P 500 Index Fund (the "Fund") is a diversified series of DWS Value Equity Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charges. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective at the beginning of the Fund's fiscal year. FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of August 31, 2008, for the Fund's investments, as well as a reconciliation of Level 3 assets for which significant unobservable inputs were used in determining value, is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may invest in futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of February 29, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnifications clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended August 31, 2008 purchases and sales of investment securities (excluding short-term investments) aggregated $6,195,391 and $13,135,107, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. Pursuant to a written contract, Northern Trust Investments, N.A. ("NTI") serves as subadvisor to the Fund and is paid by the Advisor for its services. NTI is responsible for the day to day management of the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.415%
Next $500 million of such net assets	.390%
Over $1.0 billion of such net assets	.365%

Accordingly, for the six months ended August 31, 2008 the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.415% of the Fund's average daily net assets.

For the period from March 1, 2008 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.22%
Class B	1.97%
Class C	1.97%
Class R	1.47%
Class S	.97%

Effective October 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.28%
Class B	2.03%
Class C	2.03%
Class R	1.53%
Class S	1.03%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended August 31, 2008 the Advisor received an Administration Fee of $42,904, of which $6,853 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended August 31, 2008 the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2008
Class A	$ 34,326	$ 17,253	$ 9,700
Class B	9,144	4,220	3,878
Class C	5,544	1,325	3,067
Class R	679	679	—
Class S	35,426	13,015	17,990
	$ 85,119	$ 36,492	$ 34,635

Distribution and Services Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of each of Class B, C and R shares, respectively. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended August 31, 2008 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2008
Class B	$ 28,876	$ 4,285
Class C	27,721	4,404
Class R	2,132	599
	$ 58,729	$ 9,288

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended August 31, 2008 the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at August 31, 2008	Annualized Effective Rate
Class A	$ 37,031	—	$ 5,948.24%
Class B	9,247	—	1,622.24%
Class C	9,194	—	1,350.25%
Class R	2,022	1,374	—	.08%
	$ 57,494	$ 1,374	$ 8,920

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended August 31, 2008 aggregated $2,792.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended August 31, 2008 the CDSC for Class B and C shares aggregated $6,545 and $340, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended August 31, 2008 the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $21,788, of which $11,422 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended August 31, 2008, the Fund paid its allocated portion of the retirement benefit of $465 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended August 31, 2008 the Fund's custodian fees were reduced by $47 and $73, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended August 31, 2008		Year Ended February 29, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	344,567	$ 4,238,175	627,758	$ 8,633,976
Class B	23,731	288,510	43,265	591,568
Class C	40,748	484,902	100,093	1,383,732
Class R	26,663	329,621	92,245	1,283,428
Class S	132,715	1,632,313	301,731	4,233,329
		$ 6,973,521		$ 16,126,033
Shares issued to shareholders in reinvestment of distributions
Class A	—	$ —	218,046	$ 2,981,972
Class B	—	—	62,847	843,611
Class C	—	—	48,205	647,343
Class R	—	—	10,813	145,303
Class S	—	—	300,062	4,070,575
		$ —		$ 8,688,804
Shares redeemed
Class A	(517,836)	$ (6,450,647)	(681,696)	$ (9,456,196)
Class B	(208,215)	(2,498,036)	(289,332)	(3,958,446)
Class C	(94,213)	(1,136,382)	(151,363)	(2,102,052)
Class R	(12,447)	(152,427)	(79,599)	(1,100,812)
Class S	(200,815)	(2,448,291)	(846,076)	(11,977,572)
		$ (12,685,783)		$ (28,595,078)
Redemption fees		$ 137		$ 76
Net increase (decrease)
Class A	(173,269)	$ (2,212,349)	164,108	$ 2,159,812
Class B	(184,484)	(2,209,524)	(183,220)	(2,523,266)
Class C	(53,465)	(651,480)	(3,065)	(70,977)
Class R	14,216	177,195	23,459	327,932
Class S	(68,100)	(815,967)	(244,283)	(3,673,666)
		$ (5,712,125)		$ (3,780,165)

G. Other — Shareholder Meeting

At a meeting of the Fund's shareholders on October 27, 2008, a new investment advisory and unitary fee agreement (the "New Agreement") with DIMA, the Fund's investment advisor, was approved.

The New Agreement will become effective on or about January 1, 2009, at which time the following changes will be implemented: (1) Northern Trust Investments, N.A. will no longer serve as a subadvisor to the Fund; (2) DIMA will manage the Fund's portfolio using a passive Standard & Poor's 500 Index strategy and will seek to enhance returns by employing a global tactical asset allocation overlay strategy; (3) the Fund will adopt a new fee and expense structure, incorporating a unitary fee (with a performance component) which will cover most of the Fund's day-to-day expenses. In addition, the Fund will be renamed DWS S&P 500 Plus Fund. See the Shareholder Meeting Results section of this report for the voting results.

Shareholder Meeting Results (Unaudited)

The Special Meeting of Shareholders of DWS Enhanced S&P 500 Index Fund (the "Fund") was held on October 27, 2008 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matter was voted upon by the shareholders of said Fund (the resulting votes are presented below):

1. Approval of an Investment Management and Unitary Fee Agreement between Deutsche Investment Management Americas Inc. ("DIMA") and the Fund.

Number of Votes:
For	Against	Abstain
3,131,823.874	242,016.645	163,526.215

Investment Management Agreement Approval

The Board, including the Independent Trustees, last approved the continuation of the Fund's current investment management agreement (the "Current Agreement") with DIMA and sub-advisory agreement between DIMA and Northern Trust Investments, N.A. ("NTI") in September 2007. A description of the factors the Board considered in approving such continuation appears in the Fund's annual report for the period ended February 29, 2008.

In July 2008, the Board, including the Independent Trustees, approved a new Investment Management and Unitary Fee Agreement (the "New Agreement") between the Fund and DIMA and recommended that the New Agreement be approved by shareholders. DIMA informed the Board that the New Agreement was being proposed as part of its efforts to enhance performance and to better align DIMA's compensation with the Fund's performance.

In connection with its consideration of the New Agreement, the Board met privately with its independent legal counsel. The Board was also advised by the Fund's independent fee consultant. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

During its review of the New Agreement, the Board took into account not only the information provided to it in connection with the July 16, 2008 Board meeting, but also the information it obtained regarding DIMA and the Fund during its Contract Committee meetings and regular Board meetings.

In determining to approve the New Agreement, the Board considered all factors that it believes relevant to the interests of the Fund, including:

The proposed investment management fee and total operating expenses of the Fund. The Board determined that, because DIMA is obligated to provide a broader range of services and to bear additional categories of expenses in return for the unitary fee under the New Agreement (the "Unitary Fee") than would be the case under a typical management contract, it was most appropriate to examine and compare the Fund's total expense ratio. In this regard, the Board noted that, if DIMA earned the base fee under the New Agreement (the "Base Fee"), the Fund's total (net) operating expense ratio would be (i) lower than the current expense ratio for each class of the Fund and (ii) lower than the median (2nd quartile) of the applicable Lipper expense group (based on Lipper data provided as of December 31, 2007). The Board also considered that, at the maximum Unitary Fee (which would be paid only if the Fund's Class S performance exceeded the S&P 500 Index by 1.00% or more over the prior year and only after the first year of the New Agreement), such expense ratio would be (i) equal to or lower than the current expense ratio for each class of the Fund (other than Class C, which at the maximum Unitary Fee would bear slightly (0.05%) higher expenses) and (ii) higher than the median (3rd quartile) of the applicable Lipper expense group (based on Lipper data provided as of December 31, 2007). The Board also noted that DIMA would be undertaking substantial economic risk in connection with the proposed arrangements, and that if the Fund underperformed the performance benchmark identified in the New Agreement (the "Performance Benchmark"), the Fund would pay a lower (and potentially no) Unitary Fee to DIMA after the first year of the New Agreement.

The proposed Performance Benchmark. The Board carefully considered the proposed Performance Benchmark, including the appropriateness of the periods used for computing average asset values and performance. The Board also considered the implications of using Class S shares to measure the Fund's performance for purposes of determining the performance adjustment to the Base Fee. The Board examined the proposed Unitary Fee schedule, the effect that using Class S shares instead of another class would have on the fees to be paid, the relative size of each class, the expense ratio of each class and the nature of the S&P 500 Index. In particular, the Board noted that Class S shares represent the largest class of the Fund. After consideration of the factors above, the Board concluded that the use of Class S shares to measure performance was appropriate.

The extent to which economies of scale would be realized as the Fund grows. Given the uncertainty regarding the Fund's size and related operating costs once the Unitary Fee and proposed investment strategy are in place, the Board deferred evaluation of economies of scale to a future date. The Board observed that while the proposed investment management fee does not include breakpoints, the Board would consider implementation of one or more breakpoints or fee reductions in the future as the Fund grows.

The investment performance of the Fund and DIMA. Because DIMA had not yet taken responsibility for the day-to-day management of the Fund's assets, and the Fund would be managed pursuant to a new investment strategy, information regarding the Fund's past performance was considered for the limited purpose of concluding that changes to the Fund's strategy were appropriate. DIMA also provided the Board with a performance composite for the iGAP strategy for the one-, three- and five-year periods ended March 31, 2008, and the Board noted the positive performance results for the iGAP strategy over each of those periods.

The nature, extent and quality of the advisory services to be provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board noted that the individuals who will be responsible for managing the Fund have significant relevant experience and appropriate educational backgrounds. The Board also considered the terms of the New Agreement, including the broader scope of services and expenses to be provided and assumed under the agreement as compared to the Current Agreement.

Profitability. Because the Unitary Fee arrangements were not yet in effect, no information regarding DIMA's costs and profits from providing the proposed services under the proposed fee arrangements could be considered by the Board. The Board did review DIMA's profitability from managing the Fund for 2006 and 2007 and DIMA's representation that it does not expect profitability to be excessive under the new arrangements during the next several years. The Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to investment management services, administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). The Board considered the substantial business risks undertaken by DIMA in connection with this arrangement, including that, following the first year of the New Agreement, during periods in which the Fund underperforms its Performance Benchmark by 0.50% or more, DIMA would be obligated to provide services and bear expenses under the New Agreement without compensation (i.e., DIMA would receive a Unitary Fee of 0.00%).

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer, (ii) the large number of compliance personnel who report to DIMA's chief compliance officer and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business and the potential benefits to Fund shareholders from being part of a fund complex associated with a large international investment bank.

Based on all of the information considered and conclusions reached, the Board (including a majority of the Independent Trustees) determined to approve the New Agreement, and concluded that the approval of the New Agreement was in the best interests of the Fund. In reaching this conclusion the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the New Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

The investment management fees referred to in the independent fee consultant report that follows relates to the new Investment Management and Unitary Fee Agreement approved by shareholders on October 27, 2008.

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed revised management fees to be charged by DeAM to the DWS Enhanced S&P 500 Index Fund. My evaluation considered the following:

• Management fees charged by other mutual fund companies for like services, which included review of the total expenses of the eight retail pure index and enhanced index front-load large-cap and mid-cap core funds, excluding outliers, as determined by Lipper. Total expenses rather than management fees were reviewed because a unitary fee is being proposed.

• Management fees charged to institutional and other clients of DeAM for like services, including the fees of one other DeAM-managed fund and one separate account. I also compared the proposed expenses with the existing arrangements for this Fund.

• Costs to DeAM and its affiliates of supplying services pursuant to the management agreements and profit margins from supplying such services. This included recent profitability of this fund, DeAM's overall profitability derived from mutual funds, and DeAM's expectations for fund growth, which do not suggest excessive profitability.

• Possible economies of scale as the Fund grows larger, noting that the fee schedule does not include break-points, so that future sharing of economies will depend on imposition of break-points or on other actions.

• The nature and quality of DEAM's services, including the DWS Fund's performance. A new investment approach is proposed, so performance evaluations are not possible. DeAM has staffed the fund's management with individuals having appropriate education and experience.

Based on the foregoing considerations, in my opinion the proposed fees and expenses for the DWS Enhanced S&P 500 Index Fund are reasonable.

Thomas H. Mack August 26, 2008

Account Management Resources

For shareholders of Classes A, B, C and S
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	OUTDX	OUTBX	OUTCX	SSFFX
CUSIP Number	23338K 100	23338K 209	23338K 308	23338K 506
Fund Number	410	610	710	2310
For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-investments.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	OUTRX
CUSIP Number	23338K 407
Fund Number	1514

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Enhanced S&P 500 Index Fund, a series of DWS Value Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Enhanced S&P 500 Index Fund, a series of DWS Value Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        October 30, 2008